UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Grand Canyon Education, Inc. (the “Company”) announced that Joe Mildenhall, Chief Information Officer stepped down from his position as Chief Information Officer effective July 1, 2021. Mr. Mildenhall will remain with the Company as an Executive Director. The Board of Directors of the Company has appointed Dilek Marsh, Chief Technology Officer and Kathy J. Claypatch, Chief Information Officer.

Ms. Marsh previously served in the position of Chief Data Officer since July 2018, served in the position of Executive Vice President since July 2012 and Senior Vice President since August 2008. Ms. Marsh has been in higher education for the last 20 years. Ms. Marsh has served in information technology roles since 1999, including software development project management, business process design and business analytics. Ms. Marsh holds a Bachelor of Arts in Sociology from Bogazici University in Turkey, a Master of Arts in Anthropology from Arizona State University and a Master of Business administration in Technology Management from the University of Phoenix.

Ms. Claypatch previously served in the position of Chief Technology Officer since October 2012.  From 2006 to 2012, Ms. Claypatch spent time in the financial industry and served as the Chief Information Officer for Apriva, and the Vice President of Information Technology for TSYS Acquiring Solutions. She worked with higher education from 2002 to 2006 at Apollo Education Group, Inc., where she was responsible for growing the information technology infrastructure to support the online education environment and its rapid growth. Ms. Claypatch has over 30 years of leadership and entrepreneurial experience spanning from startups to Fortune 500 companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: July 6, 2021	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)